                                                                      EXHIBIT 2

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                SCHEDULE 14D-1
              TENDER OFFER STATEMENT PURSUANT TO SECTION 14(D)(1)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               ----------------

                              CIRCON CORPORATION
                           (NAME OF SUBJECT COMPANY)

                             USS ACQUISITION CORP.
                      UNITED STATES SURGICAL CORPORATION
                                   (BIDDERS)

                    COMMON STOCK, PAR VALUE $0.01 PER SHARE
                        (TITLE OF CLASS OF SECURITIES)

                                   172736100
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                               ----------------

                               THOMAS R. BREMER
                             USS ACQUISITION CORP.
                    C/O UNITED STATES SURGICAL CORPORATION
                               150 GLOVER AVENUE
                          NORWALK, CONNECTICUT 06856
                           TELEPHONE: (203) 845-1000
  (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
                   AND COMMUNICATIONS ON BEHALF OF BIDDERS)

                               ----------------

                                   COPY TO:
                             PAUL T. SCHNELL, ESQ.
                     SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                               919 THIRD AVENUE
                             NEW YORK, N.Y. 10022
                           TELEPHONE: (212) 735-3000

                           CALCULATION OF FILING FEE

         TRANSACTION                                                AMOUNT OF
          VALUATION*                                                FILING FEE
         ------------                                               ----------
         $242,765,874                                               $48,553.17

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*  For purposes of calculating fee only. This amount assumes the purchase at a purchase price of $18 per Share of an aggregate of 13,486,993 Shares. The amount reflects the purchase of 12,588,677 outstanding Shares, and 1,898,416 Shares issuable with respect to options and warrants, less 1,000,100 Shares owned by Parent. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934, as amended, equals 1/50th of one percentum of the value of Shares purchased.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(A)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: NONE
Filing Party: N/A
Form or Registration No.: N/A
Date Filed: N/A

  This Schedule 14D-1 Tender Offer Statement (this "Statement") relates to the offer by USS Acquisition Corp., a Delaware corporation (the "Purchaser"), and a wholly owned subsidiary of United States Surgical Corporation, a Delaware corporation ("Parent"), to purchase all outstanding shares of common stock, par value $0.01 per share (the "Shares"), of Circon Corporation, a Delaware corporation (the "Company"), at a price of $18 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 2, 1996 (the "Offer to Purchase") and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Copies of the Offer to Purchase and the Letter of Transmittal are annexed hereto as Exhibits
(a)(1) and (a)(2), respectively.

ITEM 1. SECURITY AND SUBJECT COMPANY.

  (a) The name of the subject company is Circon Corporation, a Delaware corporation with its principal executive offices at 6500 Hollister Avenue, Santa Barbara, California 93117.

  (b) The information set forth in the Introduction of the Offer to Purchase is incorporated herein by reference.

  (c) The information set forth in Section 6 of the Offer to Purchase is incorporated herein by reference.

ITEM 2. IDENTITY AND BACKGROUND.

  (a-d, g) This Statement is being filed on behalf of Parent and the Purchaser for purposes of the Schedule 14D-1. The information set forth in the Introduction, Section 9 and Schedule I of the Offer to Purchase is incorporated herein by reference.

  (e-f) During the last five years, neither Parent nor the Purchaser, nor, to the best knowledge of Parent and the Purchaser, the persons listed in Schedule I of the Offer to Purchase, has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violation of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS WITH THE SUBJECT COMPANY.

  (a-b) The information set forth in the Introduction and Section 11 of the Offer to Purchase is incorporated herein by reference.

ITEM 4. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

  (a-c) The information set forth in Section 10 of the Offer to Purchase is incorporated herein by reference.

ITEM 5. PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE BIDDERS.

  (a-b) The information set forth in the Introduction, and Sections 11 and 12 of the Offer to Purchase is incorporated herein by reference.

  (c) The information set forth in Sections 11 and 12 of the Offer to Purchase is incorporated herein by reference.

  (d-e) The information set forth in Sections 7, 12 and 13 of the Offer to Purchase is incorporated herein by reference.

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

  (f-g) The information set forth in Sections 7 and 12 of the Offer to Purchase is incorporated herein by reference.

ITEM 6. INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

  (a) The information set forth in the Introduction, Sections 8 and 9 and
Schedule II of the Offer to Purchase is incorporated herein by reference.

  (b) The information set forth in Schedule II of the Offer to Purchase is incorporated herein by reference.

ITEM 7. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE SUBJECT COMPANY'S SECURITIES.

  The information set forth in the Introduction and Sections 11, 12 and 16 of the Offer to Purchase is incorporated herein by reference.

ITEM 8. PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

  The information set forth in the Introduction and Section 16 of the Offer to Purchase is incorporated herein by reference.

ITEM 9. FINANCIAL STATEMENTS OF CERTAIN BIDDERS.

  The information set forth in Section 9 of the Offer to Purchase is incorporated herein by reference.

  The incorporation by reference herein of the above-referenced financial information does not constitute an admission that such information is material to a decision by a shareholder of the Company whether to sell, tender or hold Shares being sought in the Offer.

ITEM 10. ADDITIONAL INFORMATION.

  (a) The information set forth in Sections 11 and 12 of the Offer to Purchase is incorporated herein by reference.

  (b-c, e) The information set forth in Section 15 of the Offer to Purchase is incorporated herein by reference.

  (d) The information set forth in Sections 7 and 12 of the Offer to Purchase is incorporated herein by reference.

  (f) The information set forth in the Offer to Purchase and the Letter of Transmittal, is incorporated herein by reference.

ITEM 11. MATERIAL TO BE FILED AS EXHIBITS.

  (a)(1) Offer to Purchase, dated August 2, 1996.

  (a)(2) Letter of Transmittal.

  (a)(3) Notice of Guaranteed Delivery.

  (a)(4) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

  (a)(5) Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

  (a)(6) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  (a)(7) Summary Advertisement, dated August 2, 1996.

  (a)(8) Press Release, dated August 2, 1996.

  (b)(1) Commitment Letter, dated July 30, 1996, among United States Surgical Corporation, J.P. Morgan Securities Inc., BA Securities Inc., The Bank of New York and NationsBank Capital Markets, Inc.

  (b)(2) Credit Agreement, dated as of December 20, 1995, among Parent, certain of Parent's subsidiaries, NationsBank, N.A., as Administrative Agent, The Bank of New York, as Yen Administrative Agent, Morgan Guaranty Trust Company Of New York, as Documentation Agent, and the signatory banks thereto.

  (c) None.

  (d) None.

  (e) Not applicable.

  (f) None.

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

  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: August 2, 1996

                                          USS ACQUISITION CORP.

                                          By: /s/ Thomas R. Bremer
                                             -------------------------------
                                             Name: Thomas R. Bremer
                                             Title: President

                                           UNITED STATES SURGICAL
                                                CORPORATION

                                          By: /s/ Thomas R. Bremer
                                             -------------------------------
                                             Name: Thomas R. Bremer
                                             Title: Senior Vice President and
                                                  General Counsel

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

                                 EXHIBIT INDEX

                                                                          PAGE
 EXHIBIT EXHIBIT NAME                                                    NUMBER
 ------- ------------                                                    ------
 (a)(1)  Offer to Purchase, dated August 2, 1996.
 (a)(2)  Letter of Transmittal.
 (a)(3)  Notice of Guaranteed Delivery.
 (a)(4)  Letter to Brokers, Dealers, Commercial Banks, Trust Companies
         and Other Nominees.
 (a)(5)  Letter to Clients for use by Brokers, Dealers, Commercial
         Banks, Trust Companies and Other Nominees.
 (a)(6)  Guidelines for Certification of Taxpayer Identification
         Number on Substitute Form W-9.
 (a)(7)  Summary Advertisement, dated August 2, 1996.
 (a)(8)  Press Release, dated August 2, 1996.
 (b)(1)  Commitment Letter, dated July 30, 1996, among United States
         Surgical Corporation, J.P. Morgan Securities Inc., BA
         Securities Inc., The Bank of New York and NationsBank Capital
         Markets, Inc.
 (b)(2)  Credit Agreement, dated as of December 20, 1995, among
         Parent, certain of Parent's subsidiaries, NationsBank, N.A., as Administrative Agent, The Bank of New York, as Yen
         Administrative Agent, Morgan Guaranty Trust Company Of New
         York, as Documentation Agent, and the signatory banks
         thereto.*

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*  Incorporated by reference to Exhibit (4) (a) to Parent's 1995 Form 10-K.

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